(BULL LOGO)

Merrill Lynch Investment Managers


Semi-Annual Report

June 30, 2001


Merrill Lynch
Global Value Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Global Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL VALUE FUND, INC.


Worldwide Investments
As of 6/30/01

                                  Country of           Percent of
Ten Largest Holdings              Origin               Net Assets

Lattice Semiconductor
Corporation                       United States            9.5%
The AES Corporation               United States            5.4
El Paso Corporation               United States            5.3
Nestle SA (Registered Shares)     Switzerland              4.6
Allied Irish Banks PLC            Ireland                  4.6
Household International, Inc.     United States            4.3
SPX Corporation                   United States            4.0
J.P. Morgan Chase & Co.           United States            3.5
Danske Bank                       Denmark                  3.4
Dexia                             Belgium                  3.4



                                                       Percent of
Ten Largest Industries                                 Net Assets

Financial Services                                        11.2%
Electronic Components & Instruments                        9.5
Banks                                                      8.0
Gas Pipeline & Transmission                                7.6
Food & Beverage                                            6.8
Oil--Related                                               6.3
Property & Casualty Insurance                              5.6
Pharmaceuticals                                            5.5
Independent Power Producers                                5.4
Telecommunication Services                                 5.1



Officers and
Directors

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe Sudarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Stephen I. Silverman, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Lori A. Martin, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Global Value Fund, Inc., June 30, 2001


DEAR SHAREHOLDER

For the six months ended June 30, 2001, Merrill Lynch Global Value Fund, Inc. outperformed its unmanaged benchmark, the Morgan Stanley Capital International (MSCI) World Index. Returns for the Fund's Class A, Class B, Class C and Class D Shares were -6.39%, -6.85%, -6.86% and -6.48%, respectively, compared to the MSCI World Index's return of -10.55%. Unfortunately, our returns were negative, meaning that we simply lost less than the Index did. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.)

Our outperformance was largely a result of the significant weighting that we have in Lattice Semiconductor Corporation as it had appreciated markedly so far this year. Of course, we had many active stock picks - some of which were positive contributors, such as Household International, Inc. and some negative, for example, Safeway Inc. and The AES Corporation. At a more basic level, we were beneficiaries because value stocks outperformed growth stocks during the period. Given our value-oriented approach, we tend to do better in this type of environment.

The current investment environment is simply a continuation of the trend we saw in 2000--value stocks outperforming growth stocks. In 2000 and thus far in 2001, we have been witnessing a reversal of the growth stock outperformance of the previous few years.

As we have stated on numerous occasions, we believe that over extended periods of time, growth stocks and value stocks tend to provide similar investment performance. Therefore, we compare ourselves to a global index that has both growth and value stocks. We simply note that we will tend to look better relatively during these periods when our style (value) does better. This has nothing to do with skill (nor does underperforming in an environment of growth stock outperformance), but is merely the result of investment style.

While we outperformed our benchmark Index--and are doing well compared to most global funds--we are not especially proud of our results so far this year. There are stocks that we could (should) have owned that did very well this year. For example, we missed out on the advance of auto stocks (and are especially annoyed because we owned Delphi Automotive Systems Corporation and sold it in advance of this year's rally). However, the year is only half over, and we maintain a number of meaningful positions (over and underweights), which could lead to very positive (or possibly negative) results.


Investment Review
The first half of the year was marked by a continuation of the negative sentiment (business results and stock price performance) that began last year--centered largely on those companies and sectors that previously were regarded as the fastest growing in the technology universe. The bear market in many of these areas seemed to have ended on April 4, 2001, when a substantial rebound began. Unfortunately, the rebound petered out, and the markets (especially technology) seemed to flounder and drift downward.

The magnitude of the declines in some of the recent star companies is staggering. Nortel Networks Limited and Lucent Technologies, Inc. went from being huge companies to companies with market capitalizations of less than $25 billion (less than one-tenth of what they were in the past two years). The loss in Cisco Systems Inc.'s market capitalization from its high to its current price is larger than the market capitalization of General Electric Company-- currently the world's largest market capitalization company. JDS Uniphase Corporation had a market cap of $185 billion in July 2000, and it currently has a market cap of $14 billion (and sinking). Corning Incorporated lost $105 billion, and presently stands at about $12.5 billion. Non-telecom companies such as Sun Microsystems, Inc., Oracle Corporation and even Hewlett-Packard Company have sustained extraordinary decreases in value as well.

Of course, most of these declines were in high-tech stocks so we would have tended to avoid them on the way up and avoid them on the way down. Unfortunately, not only has the bear market extended to our tech-like positions (for example, ECI Telecom Ltd., Gilat Satellite Networks Ltd., The Furukawa Electric Co., Ltd. and Tellabs, Inc.), but we have made some poor non-technology picks. In the United Kingdom, our investment in Railtrack Group PLC has proved disastrous, and our positions in The AES Corporation (that is fortunately somewhat hedged), Safeway Inc. and El Paso Corporation, all had very significant negative effects on our performance. Of these positions, we believe that we misjudged our investment in Railtrack. We hope that its asset value supports the stock price and causes it to rally some, but we are not certain that this position will work out.

AES, as shareholders may recall, had been almost a 10% position in the last quarter of 2000. We remain convinced of the superior growth prospects of the industry--building (or purchasing) and operating independent power plants (mostly outside of the United States). We are also convinced about the superior--if controversial--business model of this company via empowering major decision-making down into the organization. However, by the end of last year, the stock looked to us to be valued more richly than we felt comfortable with. We decided to hedge 50% of our position with a collar (buy a below-the-money put option and fund it by selling an above-the-money call option). In hindsight, it would have been better to hedge more of this position, or even better to have eliminated the stock entirely. However, now that the stock has declined from its higher price, we are currently much more inclined to buy it and bring it back above 5% of net assets. In fact, we have noted in the past, on those rare occasions that we own a superior stock (a company in a growth industry with superior company characteristics--returns, growth prospects and management), we are very hesitant to sell it even if it looks expensive.

El Paso Corporation is a diversified energy company that we continued buying as it declined partly because gas prices have declined and partly because of the potential for increased governmental regulation as a result of the recent California power crisis (and California's claims that it was "cheated"). It seems to us that this is a pretty consistent growth company, with competent committed management in an industry we are positive about, and it is selling for well less than 15 times next year's earnings.

The portfolio remains heavily weighted in financials (some of which are European), energy (El Paso, Chevron Corporation, Texaco Inc. and Anadarko Petroleum Corporation) and semiconductors (Lattice Semiconductor--a manufacturer of programmable logic devices). We are underweight in European stocks not because we have any negative view, but because we have not found anything to buy recently. We are neutrally weighted in Japanese stocks and have our entire yen exposure sold forward.

We believe that our largest positions--Lattice Semiconductor, El Paso, Nestle SA, Allied Irish Banks PLC, Household International, SPX Corporation and AES--are all at least good-quality companies (and in some cases we think they are superior companies), and all selling at reasonable valuations. If we are right about these two observations--that they are good companies and that they are reasonably valued--then, the companies should provide investment returns approximately commensurate with their increase in value. We believe that these companies will provide good investment returns during the next few years.


Economic Outlook
It has become apparent that there is a serious economic slowdown occurring throughout most of the world. While technology companies, and in particular telecommunications equipment companies, have encountered hereto far-unimagined slowdowns in their businesses, all sorts of companies in many disparate industries are struggling. Chemical companies, retailers, media, packaged goods and even health care companies are being affected by the weak economic environment. The amount of workers losing jobs--as companies downsize upon discovering their cost base is now too high relative to their weakened revenues--is high and coming from all different industries. These layoffs have yet to have the effect on retail consumption we would have forecast and therefore, we remain concerned that an economic slowdown, led by slowing personal consumption, is still coming. We hope that we are wrong about this, and chances are that things will improve; however, while we are optimistic longer term, we remain somewhat cautious about the intermediate economic environment.


In Conclusion
We thank you for your continued support of Merrill Lynch Global
Value Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,


(Terry K. Glenn)
Terry K. Glenn
President and Director


(Stephen I. Silverman)
Stephen I. Silverman
Senior Vice President and
Portfolio Manager


July 31, 2001




Merrill Lynch Global Value Fund, Inc., June 30, 2001


PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                       6 Month             12 Month       Since Inception
As of June 30, 2001                                  Total Return        Total Return       Total Return
ML Global Value Fund, Inc.  Class A Shares*            - 6.39%              - 7.99%            +67.06%
ML Global Value Fund, Inc.  Class B Shares*            - 6.85               - 8.89             +59.34
ML Global Value Fund, Inc.  Class C Shares*            - 6.86               - 8.93             +59.26
ML Global Value Fund, Inc.  Class D Shares*            - 6.48               - 8.18             +65.13
MSCI World Index**                                     -10.55               -20.30             +37.40

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's inception date is 11/01/96.
**This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium-, and small-capitalization companies in 22 countries, including the United
States. Since inception total return is from 11/30/96.


Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class A Shares*

One Year Ended 6/30/01                    - 7.99%        -12.83%
Inception (11/01/96) through 6/30/01      +11.64         +10.36

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

One Year Ended 6/30/01                    - 8.89%        -12.09%
Inception (11/01/96) through 6/30/01      +10.51         +10.21

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

One Year Ended 6/30/01                    - 8.93%        - 9.73%
Inception (11/01/96) through 6/30/01      +10.50         +10.50

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class D Shares*

One Year Ended 6/30/01                    - 8.18%        -13.00%
Inception (11/01/96) through 6/30/01      +11.36         +10.08

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Merrill Lynch Global Value Fund, Inc., June 30, 2001

SCHEDULE OF INVESTMENTS                                                                                          (IN US DOLLARS)
NORTH                               Shares                                                                            Percent of
AMERICA      Industries              Held             Investments                             Cost            Value   Net Assets
United       Computers              1,849,870   Compaq Computer Corporation              $   51,911,718   $   28,654,486    1.4%
States
             Diversified              638,100   ++SPX Corporation                            55,463,304       79,877,358    4.0
             Companies

             Electronic             7,810,538   ++Lattice Semiconductor
             Components                         Corporation (a)                              98,074,814      190,577,127    9.5
             & Instruments

             Financial Services     1,295,720   Household International, Inc.                66,699,784       86,424,524    4.3
                                    1,566,860   J.P. Morgan Chase & Co.                      63,935,389       69,881,956    3.5
                                                                                         --------------   --------------  ------
                                                                                            130,635,173      156,306,480    7.8

             Gas Pipeline &         2,023,000   El Paso Corporation                         114,801,804      106,288,420    5.3
             Transmission             649,100   ++Kinder Morgan Management, LLC              45,703,131       44,463,350    2.3
                                                                                         --------------   --------------  ------
                                                                                            160,504,935      150,751,770    7.6

             Independent Power      2,498,007   ++The AES Corporation                        33,936,109      107,539,201    5.4
             Producers

             Oil--Related             851,850   Anadarko Petroleum Corporation               51,173,100       46,025,456    2.3
                                      314,847   Chevron Corporation                          27,904,404       28,493,654    1.4
                                      778,968   Texaco Inc.                                  46,699,697       51,879,269    2.6
                                                                                         --------------   --------------  ------
                                                                                            125,777,201      126,398,379    6.3

             Pharmaceuticals          930,110   Bristol-Myers Squibb Company                 52,682,917       48,644,753    2.4
                                    1,213,080   Johnson & Johnson                            55,608,612       60,654,000    3.1
                                                                                         --------------   --------------  ------
                                                                                            108,291,529      109,298,753    5.5

             Property &             1,313,300   ACE Limited                                  46,070,465       51,336,897    2.6
             Casualty
             Insurance

             Retail                   743,100   RadioShack Corporation                       29,291,158       22,664,550    1.1
                                    1,286,920   ++Safeway Inc.                               46,172,965       61,772,160    3.1
                                                                                         --------------   --------------  ------
                                                                                             75,464,123       84,436,710    4.2

             Telecommunication      2,364,000   ECI Telecom Limited (US Registered
             Equipment                          Shares)                                      71,242,739       12,056,400    0.6
                                      782,400   ++Gilat Satellite Networks Ltd.              44,302,949        9,232,320    0.5
                                                                                         --------------   --------------  ------
                                                                                            115,545,688       21,288,720    1.1

             Telecommunication        823,000   ALLTEL Corporation                           44,912,849       50,416,980    2.5
             Services               2,342,500   AT&T Corp.                                   39,924,259       51,535,000    2.6
                                                                                         --------------   --------------  ------
                                                                                             84,837,108      101,951,980    5.1

             Utilities--              721,700   Entergy Corporation                          24,513,847       27,706,063    1.4
             Electric & Gas

                                                Total Investments in North America        1,111,026,014    1,236,123,924   61.9


PACIFIC
BASIN


Australia    Property               3,421,567   Lend Lease Corporation Limited               32,059,621       21,818,152    1.1

                                                Total Investments in Australia               32,059,621       21,818,152    1.1


Japan        Electric               2,560,000   Matsushita Electric Industrial
             Construction                       Company, Ltd.                                57,928,267       40,066,709    2.0

             Electrical &           1,106,000   Fuji Electric Co., Ltd.                       3,869,554        3,635,824    0.2
             Electronics

             Electrical             1,925,000   The Furukawa Electric Co., Ltd.              11,530,431       15,357,401    0.7
             Equipment                145,000   Murata Manufacturing Co., Ltd.                3,972,502        9,637,989    0.5
                                                                                         --------------   --------------  ------
                                                                                             15,502,933       24,995,390    1.2

             Machinery              1,020,000   Toyoda Automatic Loom Works, Ltd.            18,576,026       21,018,281    1.1

             Office Equipment       1,290,000   Canon, Inc.                                  29,219,125       52,129,570    2.6

             Property & Casualty    3,355,000   Aioi Insurance Company                       13,412,140       11,163,607    0.6
             Insurance                765,000   The Nichido Fire & Marine Insurance
                                                Co., Ltd.                                     3,989,297        4,772,049    0.2
                                    4,304,000   The Sumitomo Marine & Fire Insurance
                                                Co., Ltd.                                    29,695,622       24,052,983    1.2
                                    2,073,000   The Tokio Marine & Fire Insurance
                                                Co. Ltd.                                     26,275,154       19,363,735    1.0
                                                                                         --------------   --------------  ------
                                                                                             73,372,213       59,352,374    3.0

             Retail                   167,000   Ito-Yokado Co., Ltd.                         13,473,111        7,699,246    0.4

                                                Total Investments in Japan                  211,941,229      208,897,394   10.5


                                                Total Investments in the Pacific Basin      244,000,850      230,715,546   11.6


WESTERN
EUROPE


Belgium      Financial Services     4,294,000   Dexia (a)                                    71,878,272       67,689,293    3.4

                                                Total Investments in Belgium                 71,878,272       67,689,293    3.4


Denmark      Banks                  3,831,000   Danske Bank (a)                              50,247,221       68,830,794    3.4

                                                Total Investments in Denmark                 50,247,221       68,830,794    3.4


Greece       Integrated             2,008,730   Hellenic Telecommunications
             Telecommunication                  Organization SA (OTE)                        43,554,151       26,359,158    1.3
             Services               2,005,880   Hellenic Telecommunications
                                                Organization SA (OTE)(ADR)*                  22,878,980       12,857,691    0.7

                                                Total Investments in Greece                  66,433,131       39,216,849    2.0


Ireland      Banks                  7,926,600   Allied Irish Banks PLC                       68,419,929       91,264,970    4.6
                                       28,500   Allied Irish Banks PLC (ADR)*                   482,133          641,250    0.0

                                                Total Investments in Ireland                 68,902,062       91,906,220    4.6


Switzerland  Food & Beverage          436,000   Nestle SA (Registered Shares)                46,561,521       92,657,580    4.6

                                                Total Investments in Switzerland             46,561,521       92,657,580    4.6


United       Food & Beverage        6,529,794   Cadbury Schweppes PLC                        28,709,830       44,034,893    2.2
Kingdom
             Transportation--       4,119,000   Railtrack Group PLC                          83,543,774       19,348,492    1.0
             Railroads

                                                Total Investments in the
                                                United Kingdom                              112,253,604       63,383,385    3.2


                                                Total Investments in Western Europe         416,275,811      423,684,121   21.2



SHORT-TERM                         Face
SECURITIES                        Amount                    Issue


             Commercial        $   54,389,000   General Motors Acceptance Corp.,
             Paper**                            4.13% due 7/02/2001                          54,376,521       54,376,521    2.7

                                                Total Investments in Short-Term
                                                Securities                                   54,376,521       54,376,521    2.7


Merrill Lynch Global Value Fund, Inc., June 30, 2001


SCHEDULE OF INVESTMENTS (CONCLUDED)                                                                               (IN US DOLLARS)
OPTIONS                         Nominal Value                                                  Premiums                Percent of
PURCHASED                     Covered by Options           Issue                                 Paid       Value      Net Assets
             Put Options              645,000   The AES Corporation, expiring
             Purchased                          July 2001 at USD 49.1                    $    5,418,000   $    4,005,450    0.2%

                                                Total Options Purchased                       5,418,000        4,005,450    0.2


                                                Total Investments                         1,831,097,196    1,948,905,562   97.6


OPTIONS                                                                                        Premiums
WRITTEN                                                                                        Received


             Call Options             645,000   The AES Corporation, expiring
             Written                            July 2001 at USD 62.25                      (3,612,000)              (6)    0.0

                                                Total Options Written                       (3,612,000)              (6)    0.0


             Total Investments, Net of Options Written                                   $1,827,485,196    1,948,905,556   97.6
                                                                                         ==============
             Unrealized Appreciation on Forward Foreign Exchange Contracts***                                 45,734,674    2.3
             Other Assets Less Liabilities                                                                     3,177,101    0.1
                                                                                                          --------------  ------
             Net Assets                                                                                   $1,997,817,331  100.0%
                                                                                                          ==============  ======


++Non-income producing security.
*American Depositary Receipts (ADR).
**Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
***Forward foreign exchange contracts as of June 30, 2001 were as follows:

Foreign                  Settlement                Unrealized
Currency Sold               Date                  Appreciation

YEN  26,419,021,760    November 2001             $45,734,674
                                                 -----------
Total Unrealized Appreciation on Forward
Foreign Exchange Contracts
(US$ Commitment--$260,561,893)                   $45,734,674
                                                 ===========

(a)Investments in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in section 2(a)(3) of the Investment Company
Act of 1940) are as follows:

                                      Net Share           Net          Dividend
Industry         Affiliate             Activity           Cost          Income

Banks             Danske Bank        (1,916,000)     $(25,968,042)    $1,080,737
Financial         Dexia               4,294,000        71,878,272      156,318
  Services
Electronic        Lattice              (88,500)       (1,299,706)         ++
  Components &    Semiconductor
  Instruments     Corporation

++Non-income producing security.


See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
                    As of June 30, 2001
Assets:             Investments, at value (identified cost--$1,825,679,196)                                  $1,944,900,112
                    Put options purchased, at value (cost--$5,418,000)                                            4,005,450
                    Unrealized appreciation on forward foreign exchange contracts                                45,734,674
                    Foreign cash                                                                                     61,285
                    Receivables:
                      Dividends                                                          $    7,217,082
                      Securities sold                                                         3,978,254
                      Capital shares sold                                                       954,563          12,149,899
                                                                                         --------------
                    Prepaid registration fees and other assets                                                      152,850
                                                                                                             --------------
                    Total assets                                                                              2,007,004,270
                                                                                                             --------------


Liabilities:        Call options written, at value (premiums received--$3,612,000)                                        6
                    Payables:
                      Capital shares redeemed                                                 6,029,130
                      Distributor                                                             1,231,334
                      Investment adviser                                                      1,154,225           8,414,689
                                                                                         --------------
                    Accrued expenses and other liabilities                                                          772,244
                                                                                                             --------------
                    Total liabilities                                                                             9,186,939
                                                                                                             --------------


Net Assets:         Net assets                                                                               $1,997,817,331
                                                                                                             ==============


Net Assets          Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:         shares authorized                                                                        $    1,461,816
                    Class B Shares of Common Stock, $.10 par value, 300,000,000
                    shares authorized                                                                            10,037,731
                    Class C Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                             2,053,694
                    Class D Shares of Common Stock, $.10 par value, 100,000,000
                    shares authorized                                                                             3,092,353
                    Paid-in capital in excess of par                                                          1,783,258,822
                    Accumulated investment loss--net                                                            (8,502,468)
                    Accumulated distributions in excess of investment income--net                              (36,506,976)
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                           76,047,323
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                           166,875,036
                                                                                                             --------------
                    Net assets                                                                               $1,997,817,331
                                                                                                             ==============


Net Asset           Class A--Based on net assets of $177,576,561 and 14,618,158
Value:              shares outstanding                                                                       $        12.15
                                                                                                             ==============
                    Class B--Based on net assets of $1,200,086,635 and 100,377,309
                    shares outstanding                                                                       $        11.96
                                                                                                             ==============
                    Class C--Based on net assets of $245,418,096 and 20,536,941
                    shares outstanding                                                                       $        11.95
                                                                                                             ==============
                    Class D--Based on net assets of $374,736,039 and 30,923,531
                    shares outstanding                                                                       $        12.12
                                                                                                             ==============


                    See Notes to Financial Statements.


Merrill Lynch Global Value Fund, Inc., June 30, 2001


STATEMENT OF OPERATIONS
                    For the Six Months Ended June 30, 2001
Investment          Dividends (net of $1,137,773 foreign withholding tax)                                     $  17,532,794
Income:             Interest and discount earned                                                                  1,223,832
                    Other                                                                                           176,501
                                                                                                              -------------
                    Total income                                                                                 18,933,127
                                                                                                              -------------


Expenses:           Investment advisory fees                                              $   8,037,764
                    Account maintenance and distribution fees--Class B                        6,556,849
                    Account maintenance and distribution fees--Class C                        1,310,039
                    Transfer agent fees--Class B                                                800,675
                    Account maintenance fees--Class D                                           479,294
                    Accounting services                                                         317,009
                    Custodian fees                                                              267,887
                    Transfer agent fees--Class D                                                194,506
                    Transfer agent fees--Class C                                                164,279
                    Transfer agent fees--Class A                                                 94,689
                    Professional fees                                                            69,003
                    Printing and shareholder reports                                             59,602
                    Registration fees                                                            38,745
                    Directors' fees and expenses                                                 27,022
                    Pricing fees                                                                  4,249
                    Other                                                                        38,045
                                                                                          -------------
                    Total expenses                                                                               18,459,657
                                                                                                              -------------
                    Investment income--net                                                                          473,470
                                                                                                              -------------


Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       39,450,832
(Loss) on             Foreign currency transactions--net                                      (516,782)          38,934,050
Investments &                                                                             -------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net                                                    (220,452,402)
                      Foreign currency transactions--net                                     27,309,599       (193,142,803)
                                                                                          -------------       -------------
                    Net Decrease in Net Assets Resulting from Operations                                     $(153,735,283)
                                                                                                              =============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                         For the Six            For the
                                                                                         Months Ended          Year Ended
                                                                                           June 30,             Dec. 31,
                    Decrease in Net Assets:                                                  2001                 2000
Operations:         Investment income (loss)--net                                         $     473,470     $   (9,611,507)
                    Realized gain on investments and foreign currency
                    transactions--net                                                        38,934,050         214,730,175
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                    (193,142,803)       (211,980,243)
                                                                                         --------------      --------------
                    Net decrease in net assets resulting from operations                  (153,735,283)         (6,861,575)
                                                                                         --------------      --------------


Dividends &         In excess of investment income--net:
Distributions to      Class A                                                                        --         (5,581,770)
Shareholders:         Class B                                                                        --        (18,256,106)
                      Class C                                                                        --         (3,647,682)
                      Class D                                                                        --         (9,021,418)
                    Realized gain on investments--net:
                      Class A                                                                        --        (19,867,327)
                      Class B                                                                        --       (148,803,095)
                      Class C                                                                        --        (28,529,916)
                      Class D                                                                        --        (39,277,657)
                                                                                         --------------      --------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                                    --       (272,984,971)
                                                                                         --------------      --------------


Capital Share       Net decrease in net assets derived from capital
Transactions:       share transactions                                                    (159,118,183)       (166,407,613)
                                                                                         --------------      --------------


Net Assets:         Total decrease in net assets                                          (312,853,466)       (446,254,159)
                    Beginning of period                                                   2,310,670,797       2,756,924,956
                                                                                         --------------      --------------
                    End of period*                                                       $1,997,817,331      $2,310,670,797
                                                                                         ==============      ==============


                    *Accumulated (distributions in excess of)
                    investment income (loss)--net                                       $  (45,009,444)     $  (45,482,914)
                                                                                        ===============     ===============


                       See Notes to Financial Statements.


Merrill Lynch Global Value Fund, Inc., June 30, 2001


FINANCIAL HIGHLIGHTS
                                                                                        Class A
The following per share data and ratios                  For the                                            For the     For the
have been derived from information provided             Six Months                For the                    Period       Year
in the financial statements.                              Ended                  Year Ended               Nov. 1, 1997   Ended
                                                         June 30,               December 31,              to Dec. 31,  Oct. 31,
Increase (Decrease) in Net Asset Value:                    2001          2000        1999         1998        1997       1997++
Per Share      Net asset value, beginning of period     $    12.98   $    14.72  $    13.67    $    12.01  $    11.83  $    10.00
Operating                                               ----------   ----------  ----------    ----------  ----------  ----------
Performance:   Investment income--net++++                      .05          .06         .07           .18         .01         .17
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                             (.88)          .02        1.32          3.00         .72        1.71
                                                        ----------   ----------  ----------    ----------  ----------  ----------
               Total from investment operations              (.83)          .08        1.39          3.18         .73        1.88
                                                        ----------   ----------  ----------    ----------  ----------  ----------
               Less dividends and distributions:
                Investment income--net                          --           --       (.04)         (.14)       (.11)       (.05)
                In excess of investment
                income--net                                     --        (.40)          --         (.20)          --          --
                Realized gain on investments--net               --       (1.42)       (.30)        (1.18)       (.44)          --
                                                        ----------   ----------  ----------    ----------  ----------  ----------
               Total dividends and distributions                --       (1.82)       (.34)        (1.52)       (.55)       (.05)
                                                        ----------   ----------  ----------    ----------  ----------  ----------
               Net asset value, end of period           $    12.15   $    12.98  $    14.72    $    13.67  $    12.01  $    11.83
                                                        ==========   ==========  ==========    ==========  ==========  ==========


Total          Based on net asset value per share       (6.39%)+++         .69%      10.44%        27.10%    6.19%+++      18.91%
Investment                                              ==========   ==========  ==========    ==========  ==========  ==========
Return:**


Ratios to      Expenses                                      .93%*         .91%        .91%          .90%       .96%*        .97%
Average                                                 ==========   ==========  ==========    ==========  ==========  ==========
Net Assets:    Investment income--net                        .85%*         .42%        .51%         1.32%       .54%*       1.88%
                                                        ==========   ==========  ==========    ==========  ==========  ==========


Supplemental   Net assets, end of period (in
Data:          thousands)                               $  177,576   $  194,765  $  195,511    $  202,980  $   63,075  $   53,776
                                                        ==========   ==========  ==========    ==========  ==========  ==========
               Portfolio turnover                           21.95%       52.81%      70.93%        44.94%      24.49%      77.65%
                                                        ==========   ==========  ==========    ==========  ==========  ==========



*Annualized.
**Total investment returns exclude the effects of sales charges.
++The Fund commenced operations on November 1, 1996.
++++Based on average shares outstanding.
+++Aggregate total investment return.
See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (CONTINUED)
                                                                                     Class B
The following per share data and                           For the                                        For the      For the
ratios have been derived from information                 Six Months                 For the               Period        Year
provided in the financial statements.                       Ended                   Year Ended          Nov. 1, 1997    Ended
                                                           June 30,                December 31,         to Dec. 31,   Oct. 31,
Increase (Decrease) in Net Asset Value:                     2001         2000        1999          1998       1997       1997++
Per Share      Net asset value, beginning of period     $    12.84   $    14.50  $    13.61    $    11.97  $    11.72  $    10.00
Operating                                               ----------   ----------  ----------    ----------  ----------  ----------
Performance:   Investment income (loss)--net++++             (.01)        (.08)       (.07)           .06       (.01)         .09
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                             (.87)          .02        1.30          2.96         .73        1.67
                                                        ----------   ----------  ----------    ----------  ----------  ----------
               Total from investment operations              (.88)        (.06)        1.23          3.02         .72        1.76
                                                        ----------   ----------  ----------    ----------  ----------  ----------
               Less dividends and distributions:
                Investment income--net                          --           --       (.04)         (.08)       (.03)       (.04)
                In excess of investment income--net             --        (.18)          --         (.12)          --          --
                Realized gain on investments--net               --       (1.42)       (.30)        (1.18)       (.44)          --
                                                        ----------   ----------  ----------    ----------  ----------  ----------
               Total dividends and distributions                --       (1.60)       (.34)        (1.38)       (.47)       (.04)
                                                        ----------   ----------  ----------    ----------  ----------  ----------
               Net asset value, end of period           $    11.96   $    12.84  $    14.50    $    13.61  $    11.97  $    11.72
                                                        ==========   ==========  ==========    ==========  ==========  ==========


Total          Based on net asset value per share       (6.85%)+++       (.29%)       9.29%        25.76%    6.14%+++      17.62%
Investment                                              ==========   ==========  ==========    ==========  ==========  ==========
Return:**


Ratios to      Expenses                                     1.95%*        1.92%       1.93%         1.92%      1.98%*       1.99%
Average                                                 ==========   ==========  ==========    ==========  ==========  ==========
Net Assets:    Investment income (loss)--net               (.19%)*       (.59%)      (.51%)          .44%     (.49%)*        .84%
                                                        ==========   ==========  ==========    ==========  ==========  ==========


Supplemental   Net assets, end of period
Data:          (in thousands)                           $1,200,087   $1,437,628  $1,818,746    $1,988,580  $1,251,956  $1,179,125
                                                        ==========   ==========  ==========    ==========  ==========  ==========
               Portfolio turnover                           21.95%       52.81%      70.93%        44.94%      24.49%      77.65%
                                                        ==========   ==========  ==========    ==========  ==========  ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++The Fund commenced operations on November 1, 1996.
++++Based on average shares outstanding.
+++Aggregate total investment return.
See Notes to Financial Statements.


Merrill Lynch Global Value Fund, Inc., June 30, 2001


FINANCIAL HIGHLIGHTS (CONTINUED)
                                                                                      Class C
The following per share data and                        For the                                             For the     For the
ratios have been derived from information              Six Months                 For the                    Period       Year
provided in the financial statements.                    Ended                   Year Ended               Nov. 1, 1997   Ended
                                                        June 30,                December 31,              to Dec. 31,  Oct. 31,
Increase (Decrease) in Net Asset Value:                   2001           2000        1999         1998        1997      1997++
Per Share      Net asset value, beginning of period     $    12.83   $    14.50  $    13.61    $    11.97  $    11.72  $    10.00
Operating                                               ----------   ----------  ----------    ----------  ----------  ----------
Performance:   Investment income (loss)--net++++             (.01)        (.08)       (.07)           .06       (.01)         .09
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                             (.87)          .01        1.30          2.96         .73        1.67
                                                        ----------   ----------  ----------    ----------  ----------  ----------
               Total from investment operations              (.88)        (.07)        1.23          3.02         .72        1.76
                                                        ----------   ----------  ----------    ----------  ----------  ----------
               Less dividends and distributions:
                Investment income--net                          --           --       (.04)         (.08)       (.03)       (.04)
                In excess of investment income--net             --        (.18)          --         (.12)          --          --
                Realized gain on investments--net               --       (1.42)       (.30)        (1.18)       (.44)          --
                                                        ----------   ----------  ----------    ----------  ----------  ----------
               Total dividends and distributions                --       (1.60)       (.34)        (1.38)       (.47)       (.04)
                                                        ----------   ----------  ----------    ----------  ----------  ----------
               Net asset value, end of period           $    11.95   $    12.83  $    14.50    $    13.61  $    11.97  $    11.72
                                                        ==========   ==========  ==========    ==========  ==========  ==========


Total          Based on net asset value per share       (6.86%)+++       (.33%)       9.29%        25.73%    6.14%+++      17.62%
Investment                                              ==========   ==========  ==========    ==========  ==========  ==========
Return:**


Ratios to      Expenses                                     1.95%*        1.93%       1.94%         1.92%      1.98%*       1.99%
Average                                                 ==========   ==========  ==========    ==========  ==========  ==========
Net Assets:    Investment income (loss)--net               (.18%)*       (.59%)      (.52%)          .43%     (.49%)*        .83%
                                                        ==========   ==========  ==========    ==========  ==========  ==========


Supplemental   Net assets, end of period
Data:          (in thousands)                           $  245,418   $  280,018  $  324,169    $  363,134  $  229,601  $  217,341
                                                        ==========   ==========  ==========    ==========  ==========  ==========
               Portfolio turnover                           21.95%       52.81%      70.93%        44.94%      24.49%      77.65%
                                                        ==========   ==========  ==========    ==========  ==========  ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++The Fund commenced operations on November 1, 1996.
++++Based on average shares outstanding.
+++Aggregate total investment return.
See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (CONCLUDED)
                                                                                      Class D
The following per share data and                        For the                                           For the    For the
ratios have been derived from information              Six Months                   For the                Period      Year
provided in the financial statements.                    Ended                     Year Ended           Nov. 1, 1997  Ended
                                                        June 30,                  December 31,          to Dec. 31, Oct. 31,
Increase (Decrease) in Net Asset Value:                   2001            2000        1999          1998      1997      1997++
Per Share      Net asset value, beginning of period     $    12.96   $    14.67  $    13.65    $    12.00  $    11.80  $    10.00
Operating                                               ----------   ----------  ----------    ----------  ----------  ----------
Performance:   Investment income--net++++                      .04          .02         .03           .16         .01         .18
               Realized and unrealized gain (loss)
               on investments and foreign currency
               transactions--net                             (.88)          .01        1.33          2.98         .72        1.67
                                                        ----------   ----------  ----------    ----------  ----------  ----------
               Total from investment operations              (.84)          .03        1.36          3.14         .73        1.85
                                                        ----------   ----------  ----------    ----------  ----------  ----------
               Less dividends and distributions:
                Investment income--net                          --           --       (.04)         (.12)       (.09)       (.05)
                In excess of investment income--net             --        (.32)          --         (.19)          --          --
                Realized gain on investments--net               --       (1.42)       (.30)        (1.18)       (.44)          --
                                                        ----------   ----------  ----------    ----------  ----------  ----------
               Total dividends and distributions                --       (1.74)       (.34)        (1.49)       (.53)       (.05)
                                                        ----------   ----------  ----------    ----------  ----------  ----------
               Net asset value, end of period           $    12.12   $    12.96  $    14.67    $    13.65  $    12.00  $    11.80
                                                        ==========   ==========  ==========    ==========  ==========  ==========


Total          Based on net asset value per share       (6.48%)+++         .39%      10.23%        26.72%    6.20%+++      18.56%
Investment                                              ==========   ==========  ==========    ==========  ==========  ==========
Return:**


Ratios to      Expenses                                     1.18%*        1.16%       1.16%         1.15%      1.21%*       1.22%
Average                                                 ==========   ==========  ==========    ==========  ==========  ==========
Net Assets:    Investment income--net                        .60%*         .17%        .25%         1.19%       .28%*       1.62%
                                                        ==========   ==========  ==========    ==========  ==========  ==========


Supplemental   Net assets, end of period
Data:          (in thousands)                           $  374,736   $  398,260  $  418,499    $  427,113  $  258,868  $  237,791
                                                        ==========   ==========  ==========    ==========  ==========  ==========
               Portfolio turnover                           21.95%       52.81%      70.93%        44.94%      24.49%      77.65%
                                                        ==========   ==========  ==========    ==========  ==========  ==========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++The Fund commenced operations on November 1, 1996.
++++Based on average shares outstanding.
+++Aggregate total investment return.
See Notes to Financial Statements.


Merrill Lynch Global Value Fund, Inc., June 30, 2001


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class
C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

(i) Security loans--The Fund receives compensation in the form of fees, or it retains a portion of the interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                 Account        Distribution
                             Maintenance Fee        Fee

Class B                              .25%         .75%
Class C                              .25%         .75%
Class D                              .25%          --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


Merrill Lynch Global Value Fund, Inc., June 30, 2001


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

For the six months ended June 30, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                              FAMD       MLPF&S

Class A                     $  155      $ 2,863
Class D                      $5,290     $77,806

For the six months ended June 30, 2001, MLPF&S received contingent deferred sales charges of $525,473 and $20,444 relating to transactions in Class B and Class C Shares, respectively. Further-more, MLPF&S received contingent deferred sales of $3,209 relating to transactions subject to front-end sales charge waivers in Class D Shares.

In addition, MLPF&S received $110,140 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2001.

Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM at its cost for such services. For the six months ended June 30, 2001, the Fund reimbursed MLIM an aggregate of $43,192 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2001 were $452,752,823 and $599,375,514, respectively.

Net realized gains (losses) for the six months ended June 30, 2001 and net unrealized gains (losses) as of June 30, 2001 were as follows:


                                   Realized          Unrealized
                                    Gains              Gains
                                   (Losses)           (Losses)
Investments:
  Long-term                     $  32,561,988     $ 119,220,916
  Options purchased                   631,219       (1,412,550)
  Options written                   6,257,625         3,611,994
                                -------------    --------------
Total investments                  39,450,832       121,420,360
                                -------------    --------------
Currency transactions:
  Forward foreign exchange
    contracts                              --        45,734,674
  Foreign currency transactions     (516,782)         (279,998)
                                -------------    --------------
Total currency transactions         (516,782)        45,454,676
                                -------------    --------------
Total                           $  38,934,050     $ 166,875,036
                                =============    ==============


Transactions in call options written for the six months ended June 30, 2001 were as follows:


                                Nominal Value
                                  Covered by          Premiums
                               Options Written        Received

Outstanding call options written,
beginning of period                 1,875,000     $   9,869,625
Options expired                   (1,230,000)       (6,257,625)
                                -------------     -------------
Outstanding call options written,
end of period                         645,000     $   3,612,000
                                =============     =============


As of June 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $121,420,360, of which $413,765,719 related to appreciated securities and $292,345,359 related to depreciated securities. The aggregate cost of investments, including options, at June 30, 2001 for Federal income tax purposes was $1,827,485,196.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $159,118,183 and $166,407,613 for the six months ended June 30, 2001 and for the year ended December 31, 2000, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                      Dollar
Ended June 30, 2001                 Shares             Amount

Shares sold                         2,675,897     $  33,762,138
Shares redeemed                   (3,064,470)      (38,328,675)
                                -------------     -------------
Net decrease                        (388,573)    $  (4,566,537)
                                =============     =============


Class A Shares for the Year                            Dollar
Ended December 31, 2000             Shares             Amount

Shares sold                         7,057,454     $ 103,389,926
Shares issued to shareholders in
reinvestment of dividends and
distributions                       1,000,119        13,072,140
                                -------------     -------------
Total issued                        8,057,573       116,462,066
Shares redeemed                   (6,332,057)      (92,257,748)
                                -------------     -------------
Net increase                        1,725,516     $  24,204,318
                                =============     =============


Class B Shares for the Six Months                      Dollar
Ended June 30, 2001                 Shares             Amount

Shares sold                         2,653,022     $  32,964,239
Automatic conversion of shares    (1,580,273)      (19,375,449)
Shares redeemed                  (12,671,757)     (155,118,723)
                                -------------     -------------
Net decrease                     (11,599,008)    $(141,529,933)
                                =============     =============


Class B Shares for the Year                            Dollar
Ended December 31, 2000             Shares             Amount

Shares sold                         7,606,233     $ 109,108,063
Shares issued to shareholders in
reinvestment of dividends and
distributions                      10,842,638       140,201,570
                                -------------     -------------
Total issued                       18,448,871       249,309,633
Automatic conversion of shares    (2,627,302)      (38,625,484)
Shares redeemed                  (29,237,163)     (418,833,902)
                                -------------     -------------
Net decrease                     (13,415,594)    $(208,149,753)
                                =============     =============


Class C Shares for the Six Months                      Dollar
Ended June 30, 2001                 Shares             Amount

Shares sold                         1,135,962     $  14,051,742
Shares redeemed                   (2,419,440)      (29,573,058)
                                -------------     -------------
Net decrease                      (1,283,478)    $ (15,521,316)
                                 ============     =============


Class C Shares for the Year                            Dollar
Ended December 31, 2000             Shares             Amount

Shares sold                         2,300,477     $  32,994,419
Shares issued to shareholders in
reinvestment of dividends and
distributions                       2,139,856        27,632,396
                                -------------     -------------
Total issued                        4,440,333        60,626,815
Shares redeemed                   (4,969,619)      (71,207,623)
                                -------------     -------------
Net decrease                        (529,286)    $ (10,580,808)
                                =============     =============


Class D Shares for the Six Months                      Dollar
Ended June 30, 2001                 Shares             Amount

Shares sold                         3,237,324     $  40,041,625
Automatic conversion of shares      1,561,813        19,375,449
                                -------------     -------------
Total issued                        4,799,137        59,417,074
Shares redeemed                   (4,598,118)      (56,917,471)
                                -------------     -------------
Net increase                          201,019     $   2,499,603
                                =============     =============


Class D Shares for the Year                            Dollar
Ended December 31, 2000             Shares             Amount

Shares sold                         4,914,994     $  71,769,371
Automatic conversion of shares      2,589,950        38,625,484
Shares issued to shareholders in
reinvestment of dividends and
distributions                       3,295,629        42,903,212
                                -------------     -------------
Total issued                       10,800,573       153,298,067
Shares redeemed                   (8,609,852)     (125,179,437)
                                -------------     -------------
Net increase                        2,190,721     $  28,118,630
                                =============     =============



5. Loaned Securities:
At June 30, 2001, the Fund held collateral having an aggregate value of approximately $32,340,000 for portfolio securities loaned having a market value of approximately $31,693,000.


6. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended June 30, 2001.